EXHIBIT (J)(2)


                                     CONSENT
                                       OF
                      PAUL, HASTINGS, JANOFSKY & WALKER LLP



          We consent to the reference to our firm under the heading "Counsel" in Amendment No. 26 to the Registration Statement on Form N-1A of The Treasurer's Fund, Inc. as filed with the Securities and Exchange Commission on February 27, 2004.



                      PAUL, HASTINGS, JANOFSKY & WALKER LLP


New York, New York
February 27, 2004